Vessels in Operation, less Accumulated Depreciation - Schedule of Vessels in Operation Less Accumulated Depreciation (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Vessel Costs Capitalized And Depreciation And Amortization Expenses [Line Items]
Cost	$ 1,014,367	$ 1,012,051
Accumulated Depreciation	(158,205)	(122,325)
Drydock expenditure - in progress	232	523
Net book value	$ 856,394	$ 890,249	$ 922,498